EXHIBIT 10.8

                                  NOTE PAYABLE
                             DATED FEBRUARY 28, 1995
                            BETWEEN UCI-SC, AS PAYOR,
                                       AND
           COMPANION PROPERTY AND CASUALTY INSURANCE COMPANY, AS PAYEE






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                                 PROMISSORY NOTE

$400,000.00                                            Columbia, South Carolina
                                                              February 28, 1995

         FOR VALUE RECEIVED, UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC. (the "Borrower"), promises to pay to the order of COMPANION PROPERTY AND CASUALTY INSURANCE COMPANY the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) with interest thereon at an annual rate equal to Eleven percent (11.0%).

         Borrower shall pay monthly payments of principal and interest in the amount of Four Thousand Five Hundred Forty-Six and 39/100 ($4,546.39) Dollars beginning April 1, 1995, and continuing on the first day of each month thereafter through the Maturity Date.

         The entire outstanding principal balance of this Note and any outstanding accrued interest shall be due and payable in full on the fifteenth anniversary of the date of this Note (the "Maturity Date").

         All payments under this Note shall be applied first to late charges, if any, then to accrued interest and then to principal. All installments of principal and all interest are payable in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment; and in the event of (a) failure to pay this
Note in full on the Maturity Date, or (b) default in the payment of any other installment of interest or principal or any other sum payable pursuant to the terms of this Note or any lien document securing this Note, not cured within ten days after written notice from Lender, then or at any time thereafter, at the option of lender, the whole of the principal sum then remaining unpaid hereunder together with all interest accrued thereof shall immediately become due and payable without further notice, and the liens given to secure the payment of this Note may be foreclosed. From and after the maturity of this Note either according to its terms or as the result of a declaration of maturity, the entire principal remaining unpaid hereunder shall bear interest at a rate of five (5%) percent per annum above the rate otherwise in effect hereunder (the "Default Rate"), or the highest applicable lawful rate, whichever is the lesser. Failure to exercise such option or any other rights Lender may in the event of any such default be entitled to, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or different nature.

         If this Note is placed in the hands of an attorney for collection or is collected through any legal proceedings, Borrower promises to pay all expenses of collection and reasonable attorney's fees incurred by Lender.

         In the event the interest provisions hereof or any exactions provided for herein or in the lien documents or any other instruments securing this Note shall result, because of the monthly reduction of principal or any other reason related or unrelated to the interest provisions, at any time during the life of the loan, in an effective rate of interest which, for any period of time, transcends the limit of the usury or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by Lender with the same force and effect as though the payor had specifically designated such and agreed to accept such extra payment(s) as a premium free payment.

         Lender may collect a late charge of five (5%) percent of any installment of principal or interest which is not paid within ten (10) days of the due date thereof to cover the extra time and expense involved in handling delinquent payments. Such late charge shall apply to late payments prior to maturity or acceleration. Upon maturity or acceleration, no further late charges shall be assessed, but Borrower shall pay the Default Rate of interest on all amounts due from the date of maturity or acceleration until the Note is paid in full. The collection of the late charge shall not be deemed a waiver by Lender of interest accruing after the due date of any installment or of any of Lender's other rights under this Note.

         Borrower agrees that the large charge provided above is fair and reasonable compensation to Lender for the additional administrative time and effort incurred in collecting and processing delinquent payments. Borrower further
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agrees that the Default Rate is a fair and reasonable rate of interest to be charged after maturity or acceleration of this Note in light of the increased risks to Lender inherent in a past due loan and the administrative time and effort incurred in collecting a past due loan.

         Borrower and all endorsers, guarantors and all persons liable or to become liable on this Note waive presentment, protest and demand, note of protest, demand and dishonor and nonpayment of this Note, ad consent to any and all renewals and extensions of the time of payment hereof, and agree, further, that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in the lien document securing the Note released in whole or in part, or increased, changed or exchanged by agreement between lender and any owner of premises affected by said lien document securing this Note without in anywise affecting the liability of any party to this instrument or any person liable with respect to any indebtedness evidenced hereby.


         Lender is not required to rely on the collateral for the payment of the
Note in the event of default by the maker, but may proceed directly against the maker, endorsers, or guarantors, if any, in such manner as it deems desirable. None of the rights and remedies of Lender hereunder is to be waived or affected by failure or delay to exercise them. All remedies conferred on Lender by this Note or any other instrument or agreement shall be cumulative, and none is exclusive. Such remedies may be exercised concurrently or consecutively at Lender's option.

         The Borrower may prepay this Note at any time without penalty.

         This Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of South Carolina.

                         UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC.

                         By:      /s/ M.F. McFarland, III            (SEAL)
                         Its:     President

         The undersigned hereby guarantees payment in full of this Promissory Note. The undersigned's obligation is primary and not secondary, and Lender shall not be required to bring suit against Borrower or to foreclose on this Promissory Note before enforcing this Guaranty. The undersigned shall also pay all reasonable attorney's fees and expenses incurred in enforcing this Guaranty.

                          DOCTOR'S CARE, P.A.

                          By:      /s/ M.F. McFarland, III, MD        (SEAL)
                          Its:     President


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